TOUCHSTONE FUNDS GROUP TRUST
Touchstone Ares Credit Opportunities Fund (the “Fund”)
Supplement dated February 17, 2023, to the Fund’s Summary Prospectus and Prospectus, each dated January 27, 2023, as may be amended or supplemented from time to time
Change in Investment Goal and Benchmark
At a meeting of the Board of Trustees (the “Board”) of Touchstone Funds Group Trust held on February 16, 2023, Touchstone Advisors, Inc. proposed, and the Board approved, changes to the Fund’s investment goal and benchmark, which will take effect on or about April 19, 2023 (the “Updates”).
Accordingly, effective on or about April 19, 2023, the following changes will be made to the Fund’s summary prospectus and prospectus in connection with the Updates:
	Current:	New (effective on or about April 19, 2023):
Investment Goal:	Seeks absolute total return, primarily from income and capital appreciation.	Seeks total return, primarily from income and capital appreciation.
Benchmark:	ICE BofA 3-Month U.S. Treasury Bill Index	ICE BofA U.S. High Yield Constrained Index
There are no changes to the Fund’s investment policies, investment strategies, or management team associated with the Updates. There are no additional changes to the Fund except those described herein.
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Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 9878 Providence, RI 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-56-TFGT-TMARX-S6-2302